UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) ofthe
Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 18, 2006

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)
(414) 905-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On July 18, 2006, the board of directors of The Marcus Corporation (the “Company”) approved an amendment to Section 3.02 of Article III of the By-Laws of the Company (the “By-Laws”) to eliminate the mandatory retirement age of non-employee directors serving on the board of directors of the Company. The By-Laws previously provided for the mandatory retirement of non-employee directors at the age of seventy-two (72) years. The text of the amendment is filed herewith as Exhibit 3.1 and the full text of the By-Laws, as amended, is filed herewith as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(3.1)	Amendment to the By-Laws of The Marcus Corporation.

(3.2)	By-Laws of The Marcus Corporation, as amended.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: July 18, 2006	By: /s/ Thomas F. Kissinger
Thomas F. Kissinger
Vice President, General Counsel and Secretary

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(3.1)	Amendment to the By-Laws of the Marcus Corporation.

(3.2)	By-Laws of The Marcus Corporation, as amended.